UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 9, 2011

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 9, 2011, at the 2011 Annual Meeting of Stockholders of Ironwood Pharmaceuticals, Inc. (the “Company”), the stockholders of the Company voted on the following proposals:

•                  Re-election of three Class I directors of the Company, each to serve a three year term;

•                  Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers;

•                  Recommendation of frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers;

•                  Approval of the material terms of the performance goals under the Company’s Amended and Restated 2010 Employee, Director and Consultant Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986; and

•                  Ratification of the audit committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011.

The results are as follows.

1.                                     The stockholders re-elected Bryan E. Roberts, Peter M. Hecht and David E. Shaw as Class I directors, each to serve on the board of directors of the Company for a three year term until the annual meeting of stockholders to be held in 2014 or until his successor is duly elected and qualified, based on the following votes:

Director Nominee	For	Withheld	Broker Non-Votes

Bryan E. Roberts	80,432,249	163,019	9,927,137
Peter M. Hecht	80,426,552	168,716	9,927,137
David E. Shaw	76,180,224	4,415,044	9,927,137

2.                                     The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, based on the following votes:

For	Against	Abstain	Broker Non-Votes

80,218,442	366,630	10,196	9,927,137

3.                                     The stockholders recommended, on a non-binding advisory basis, that future advisory votes to approve executive compensation be held once every three years, based on the following votes:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes

52,321,169	1,193,875	27,079,024	1,200	9,927,137

4.                                     The stockholders approved the material terms of the performance goals under the Company’s Amended and Restated 2010 Employee, Director and Consultant Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, based on the following votes:

For	Against	Abstain	Broker Non-Votes

71,462,402	9,129,366	3,500	9,927,137

5.                                     The stockholders ratified the audit committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011, based on the following votes:

For	Against	Abstain	Broker Non-Votes

90,492,582	29,823	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: June 13, 2011	By:	/s/ Michael J. Higgins
		Name:	Michael J. Higgins
		Title:	Chief Operating Officer and Chief Financial
Officer